Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS

ARLINGTON, VA, May 1, 2018 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2018.
HIGHLIGHTS

•	Comparable RevPAR: 3.5% increase for the 21-hotel portfolio over the same period in 2017.

•	Comparable Adjusted Hotel EBITDAre Margin: 90 basis point increase to 27.9% for the 21-hotel portfolio over the same period in 2017.

•	Adjusted Hotel EBITDAre: $37.7 million.

•	Adjusted Corporate EBITDAre: $32.3 million.

•	Net income available to common shareholders: $6.5 million or $0.11 per diluted common share.

•	Adjusted FFO: $25.7 million or $0.43 per diluted common share.

“We are pleased with our results for the first quarter, which exceeded the high end of our provided outlook for all of our key operating metrics. Our hotel managers, working with our asset management team, did a terrific job managing and controlling expenses during the quarter, leading to a 90 basis point increase in our comparable hotel EBITDAre margin,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.

Mr. Francis continued, “We have seen modest strengthening in lodging demand trends over the last few months. We remain cautiously optimistic that the pro-growth political agenda will continue to positively impact lodging demand as we proceed through the year.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months ended March 31, 2018 and 2017 (in millions, except share and per share amounts):

	Three Months Ended March 31,
	2018	2017
Total revenue	$135.0	$134.9

Net income available to common shareholders	$6.5	$5.6
Net income per diluted common share	$0.11	$0.09

Adjusted Hotel EBITDAre(1)	$37.7	$36.0

Adjusted Corporate EBITDAre(1)	$32.3	$31.1

AFFO available to common shareholders(1)	$25.7	$24.2
AFFO per diluted common share	$0.43	$0.41

Weighted-average number of diluted common shares outstanding	59,718,986	58,995,589
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.
HOTEL OPERATING RESULTS

The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. As of March 31, 2018, the Trust owned 21 hotels. Since The Hotel Minneapolis, Autograph Collection was sold on November 8, 2017, it has been excluded from the hotel portfolio metrics for the three months ended March 31, 2017. Included in the following table are comparisons of the key operating metrics for the comparable 21-hotel portfolio for the three months ended March 31, 2018 and 2017 (in thousands, except for ADR and RevPAR):

	Three Months Ended March 31,
	2018	2017	Change
Comparable Occupancy	81.0%	76.6%	440 bps
Comparable ADR	$213.07	$217.57	(2.1)%
Comparable RevPAR	$172.55	$166.68	3.5%
Comparable Adjusted Hotel EBITDAre(1)	$37,664	$35,744	5.4%
Comparable Adjusted Hotel EBITDAre Margin(1)	27.9%	27.0%	90 bps
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

DIVIDEND
On January 12, 2018, the Trust paid a dividend in the amount of $0.40 per share to its common shareholders of record as of December 29, 2017. On March 7, 2018, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of March 29, 2018. The dividend was paid on April 13, 2018.
2018 OUTLOOK
The Trust reaffirms its previously provided full year 2018 outlook and is now providing its outlook for the second quarter 2018. The outlook assumes no future acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

	Second Quarter 2018 Outlook		Full Year 2018 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$22.4	$24.4	$62.9	$69.4
Net income per diluted common share	$0.37	$0.41	$1.06	$1.17

Adjusted Corporate EBITDAre	$52.6	$54.8	$175.5	$183.0

AFFO available to common shareholders	$41.4	$43.4	$138.1	$144.6
AFFO per diluted common share	$0.69	$0.73	$2.33	$2.43

Corporate cash general and administrative expense	$2.8	$3.0	$10.8	$11.8
Corporate non-cash general and administrative expense	$1.9	$1.9	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	59.8	59.8	59.4	59.4

HOTEL PORTFOLIO:

RevPAR	$208.00	$212.00	$193.00	$197.00
RevPAR change as compared to 2017(1)	2.5%	4.5%	3.0%	5.0%
Adjusted Hotel EBITDAre	$57.2	$59.6	$193.8	$202.3
Adjusted Hotel EBITDAre Margin	35.4%	36.2%	32.1%	32.9%
Adjusted Hotel EBITDAre Margin change as compared to 2017(1)	25 bps	100 bps	50 bps	125 bps
_____________
(1) The comparable 2017 period excludes results of operations for The Hotel Minneapolis, Autograph Collection, which was sold on November 8, 2017.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following seven non-GAAP financial measures (within the meaning of the rules of the Securities and Exchange Commission) that it believes are useful to investors as key measures of its operating performance: (1) EBITDAre, (2) Adjusted Corporate EBITDAre, (3) Adjusted Hotel EBITDAre, (4) Adjusted Hotel EBITDAre Margin, (5) FFO, (6) FFO available to common shareholders and (7) AFFO available to common shareholders. Effective January 1, 2018, the Trust began reporting EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Adjusted Corporate

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin are equivalent to the Trust's previously reported Adjusted Corporate EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin measures, respectively. Reconciliations of all non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
EBITDAre — The Trust calculates EBITDAre in accordance with standards established by NAREIT, which defines EBITDAre as net income (calculated in accordance with GAAP) before interest, income taxes, depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, and adjustments for unconsolidated partnerships and joint ventures. The Trust believes that EBITDAre provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDAre — The Trust further adjusts EBITDAre for certain additional recurring and non-recurring items that are not in NAREIT’s definition of EBITDAre. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Corporate EBITDAre provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
Adjusted Hotel EBITDAre — The Trust further adjusts Adjusted Corporate EBITDAre for corporate general and administrative expenses, which is a recurring item. The Trust believes that Adjusted Hotel EBITDAre provides investors a useful financial measure to evaluate the Trust’s hotel operating performance by excluding the impact of corporate-level expenses.
Adjusted Hotel EBITDAre Margin — Adjusted Hotel EBITDAre Margin is defined as Adjusted Hotel EBITDAre as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDAre Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
FFO — The Trust calculates FFO in accordance with standards established by NAREIT, which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, adjustments for unconsolidated partnerships and joint ventures, and the cumulative effect of changes in accounting principles. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders — The Trust reduces FFO for preferred share dividends, write-off of issuance costs of redeemed preferred shares, and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders — The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Tuesday, May 1, 2018 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 3040596. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on May 8, 2018. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 3040596. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 21 hotels with an aggregate of 6,479 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s second quarter and full year 2018 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of May 1, 2018, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2018	December 31, 2017
	(unaudited)

ASSETS
Property and equipment, net	$1,813,771	$1,823,217
Intangible assets, net	35,112	35,256
Cash and cash equivalents	31,903	44,314
Restricted cash	30,067	30,602
Accounts receivable, net	25,365	20,769
Prepaid expenses and other assets	27,981	21,202
Total assets	$1,964,199	$1,975,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$831,684	$829,552
Accounts payable and accrued expenses	65,968	65,783
Other liabilities	31,438	31,597
Total liabilities	929,090	926,932

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 60,381,164 and 59,941,088 shares issued and outstanding, respectively	604	599
Additional paid-in capital	1,191,047	1,190,250
Cumulative dividends in excess of net income	(162,337)	(144,734)
Accumulated other comprehensive income	5,795	2,313
Total shareholders’ equity	1,035,109	1,048,428
Total liabilities and shareholders’ equity	$1,964,199	$1,975,360

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.10	3.00
Leverage ratio(1)	39.1%	39.2%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2018	2017
REVENUE
Rooms	$100,613	$98,901
Food and beverage	27,633	29,312
Other	6,779	6,661
Total revenue	135,025	134,874

EXPENSES
Hotel operating expenses:
Rooms	25,286	25,322
Food and beverage	21,059	22,239
Other direct	1,148	1,356
Indirect	49,793	49,815
Total hotel operating expenses	97,286	98,732
Depreciation and amortization	19,208	18,787
Air rights contract amortization	130	130
Corporate general and administrative	5,378	4,935
Total operating expenses	122,002	122,584

Operating income	13,023	12,290

Interest expense	(8,844)	(7,798)

Income before income taxes	4,179	4,492

Income tax benefit	2,370	3,527

Net income	6,549	8,019

Preferred share dividends	—	(2,422)
Net income available to common shareholders	$6,549	$5,597

Net income per common share—basic and diluted	$0.11	$0.09

Weighted-average number of common shares outstanding:
Basic	59,120,065	58,995,589
Diluted	59,718,986	58,995,589

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2018	2017

Cash flows from operating activities:
Net income	$6,549	$8,019
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,208	18,787
Air rights contract amortization	130	130
Deferred financing costs amortization	424	407
Share-based compensation	1,948	1,990
Other	(75)	(155)
Changes in assets and liabilities:
Accounts receivable, net	(4,596)	207
Prepaid expenses and other assets	(3,310)	(4,429)
Accounts payable and accrued expenses	208	(1,248)
Other liabilities	(88)	(13)
Net cash provided by operating activities	20,398	23,695

Cash flows from investing activities:
Improvements and additions to hotels	(10,165)	(16,389)
Net cash used in investing activities	(10,165)	(16,389)

Cash flows from financing activities:
Borrowings under revolving credit facility	20,000	155,000
Repayments under revolving credit facility	(15,000)	(10,000)
Scheduled principal payments on mortgage debt	(3,292)	(128,162)
Payment of deferred financing costs	—	(36)
Payment of dividends to common shareholders	(23,741)	(24,693)
Payment of dividends to preferred shareholders	—	(2,422)
Repurchase of common shares	(1,146)	(1,052)
Net cash used in financing activities	(23,179)	(11,365)
Net decrease in cash, cash equivalents, and restricted cash	(12,946)	(4,059)
Cash, cash equivalents, and restricted cash, beginning of period	74,916	79,188
Cash, cash equivalents, and restricted cash, end of period	$61,970	$75,129

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Net income	$6,549	$8,019
Add: Interest expense	8,844	7,798
Depreciation and amortization	19,208	18,787
Less: Income tax benefit	(2,370)	(3,527)
EBITDAre	32,231	31,077
Add: Non-cash amortization(1)	55	(25)
Adjusted Corporate EBITDAre	32,286	31,052
Add: Corporate general and administrative	5,378	4,935
Adjusted Hotel EBITDAre	37,664	35,987
Less: Adjusted Hotel EBITDAre of hotel sold(2)	—	(243)
Comparable Adjusted Hotel EBITDAre(3)	$37,664	$35,744
Total revenue	$135,025	$134,874
Less: Total revenue of hotel sold(2)	—	(2,389)
Comparable total revenue(3)	$135,025	$132,485

Comparable Adjusted Hotel EBITDAre Margin(3)	27.9%	27.0%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

(2)	Reflects results of operations for The Hotel Minneapolis, Autograph Collection, which was sold on November 8, 2017.

(3)	The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Net income	$6,549	$8,019
Add: Depreciation and amortization	19,208	18,787
FFO	25,757	26,806
Less: Preferred share dividends	—	(2,422)
Dividends declared on unvested time-based awards	(121)	(124)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	25,636	24,260
Add: Non-cash amortization(1)	55	(25)
AFFO available to common shareholders	$25,691	$24,235

FFO per common share—basic and diluted	$0.43	$0.41

AFFO per common share—basic and diluted	$0.43	$0.41
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months ending June 30, 2018 and year ending December 31, 2018:

	Three Months Ending June 30, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$22,520	$24,520	$63,380	$69,880
Add: Interest expense	8,940	8,940	35,600	35,600
Income tax expense	2,150	2,350	1,250	2,250
Depreciation and amortization	18,940	18,940	75,000	75,000
EBITDAre	52,550	54,750	175,230	182,730
Add: Non-cash amortization(1)	50	50	220	220
Adjusted Corporate EBITDAre	52,600	54,800	175,450	182,950
Add: Corporate general and administrative	4,600	4,800	18,300	19,300
Adjusted Hotel EBITDAre	$57,200	$59,600	$193,750	$202,250

Total revenue	$161,400	$164,700	$603,000	$615,250

Adjusted Hotel EBITDAre Margin	35.4%	36.2%	32.1%	32.9%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending June 30, 2018 and year ending December 31, 2018:

	Three Months Ending June 30, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$22,520	$24,520	$63,380	$69,880
Add: Depreciation and amortization	18,940	18,940	75,000	75,000
FFO	41,460	43,460	138,380	144,880
Less: Dividends declared on unvested time-based awards	(120)	(120)	(480)	(480)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	41,340	43,340	137,900	144,400
Add: Non-cash amortization(1)	50	50	220	220
AFFO available to common shareholders	$41,390	$43,390	$138,120	$144,620
FFO per common share:
Basic	$0.70	$0.73	$2.33	$2.44
Diluted	$0.69	$0.73	$2.32	$2.43

AFFO per common share:
Basic	$0.70	$0.73	$2.34	$2.45
Diluted	$0.69	$0.73	$2.33	$2.43

Weighted-average number of common shares outstanding:
Basic	59,140	59,140	59,145	59,145
Diluted	59,779	59,779	59,394	59,394
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Hilton Denver City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
15	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
16	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
17	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
18	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
19	JW Marriott San Francisco Union Square	San Francisco, CA	344	October 1, 2014
20	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
21	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,479